NET LOSS PER SHARE	12 Months Ended
Dec. 31, 2011
NET LOSS PER SHARE
14.	NET LOSS PER SHARE

The computation of basic earnings per share (EPS) is based upon the weighted-average of our ordinary shares outstanding. The computation of diluted EPS is based upon the weighted-average of our ordinary shares and the dilutive potential of ordinary shares outstanding. Dilutive potential of ordinary shares outstanding refers to the impact of ordinary equivalent shares resulting from the assumed exercise of stock options and warrants (collectively “dilutive securities”) under the treasury stock method.

The computation for basic and diluted EPS was as follows (in thousands, except per share data):

	For the Year Ended December 31
	2009	2010	2011
Income (Numerator):
Net income (loss) for basic and diluted EPS	€(4,525)	€4,077	€2,710

Shares (Denominator):
Weighted-average shares for basic EPS	14,956,317	14,956,317	14,964,021
Effect of dilutive securities	-	-	376,839
Weighted-average shares for diluted EPS	14,956,317	14,956,317	15,340,859

Basic EPS	(0.30)	0.27	0.18
Diluted EPS	(0.30)	0.27	0.18

For the year ended December 31, 2009, 2010 and 2011, there were employee stock options, calculated on a weighted average basis, to purchase 1,597,030, 1,508,683 and 644,146 shares, respectively, of our common stock, with exercise prices greater than the average market prices of our common stock for these periods, which are not included in the computation of diluted EPS as their impact would have been anti-dilutive.

For the year ended December 31, 2009, 2010 and 2011, warrants were not included in the computation of diluted EPS. In 2009 and 2010 warrants were not included as their impact would have been anti-dilutive. In 2011, warrants were not included as they expired on April 28, 2011.